UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2005 (July 13, 2005)

PITNEY BOWES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

World Headquarters
1 Elmcroft Road
Stamford, Connecticut 06926-0700
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (203) 356-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-1.D.1: TERMS AGREEMENT
EX-1.D.2: TERMS AGREEMENT
EX-4.D.1: 4.750% NOTE DUE JANUARY 15, 2016

ITEM 8.01. Other Events.

On November 16, 2004, Pitney Bowes Inc. (the “Company”) filed a registration statement on Form S-3 (No. 333-120525) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”), relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to $2,500,000,000 of debt securities, preferred stock, preference stock, common stock, purchase contracts, depositary shares, warrants and units of the Company. On February 8, 2005, the Commission declared the Registration Statement, as amended by Amendment No. 1, effective. The Registration Statement and the definitive prospectus contained therein are collectively referred to as the “Prospectus”. On July 8, 2005, the Company filed a supplement to the Prospectus, dated July 6, 2005 (the “Prospectus Supplement”), relating to its Global Medium-Term Notes program.

On July 6, 2005, the Company agreed to sell $450,000,000 principal amount of 4.750% Global Medium-Term Notes, due January 15, 2016, pursuant to a Distribution Agreement by and among the Company, ABN AMRO Incorporated, Banc of America Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (the “Distribution Agreement”) and the Terms Agreement, dated July 6, 2005, by and among the Company and ABN AMRO Incorporated, Banc of America Securities LLC, Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and The Williams Capital Group, L.P. On July 7, 2005, the Company agreed to sell additional $50,000,000 principal amount of 4.750% Global Medium-Term Notes, due January 15, 2016, pursuant to the Distribution Agreement and the Terms Agreement, dated July 7, 2005, by and among the Company and ABN AMRO Incorporated and J.P. Morgan Securities Inc.

In connection therewith, the Company is filing exhibits as part of this Form 8-K. See “Item 9.01. Financial Statements and Exhibits”.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits.

1(d)(1)
Terms Agreement, dated July 6, 2005, by and among the Company and ABN AMRO Incorporated, Banc of America Securities LLC, Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and The Williams Capital Group, L.P.

1(d)(2)	Terms Agreement dated July 7, 2005, by and among the Company and ABN AMRO Incorporated and J.P. Morgan Securities Inc.

4(d)(1)	4.750% Note due January 15, 2016.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PITNEY BOWES INC.

By:	/s/ B. P. Nolop

Name:	B. P. Nolop
Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Date: July 13, 2005